UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 6, 2005 (June 1, 2005)

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                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-51251               20-1538254
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)


      103 Powell Court, Suite 200
          Brentwood, Tennessee                               37027
(Address of principal executive offices)                   (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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Item 8.01. Other Events.

     On June 1, 2005, LifePoint Hospitals, Inc., a Delaware corporation (the "Company"), announced that it had finalized a previously announced agreement with the Wythe County Community Hospital to lease the 104-bed facility in Wytheville, Virginia, for a term of 30 years. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits

           99   Press Release of LifePoint Hospitals, Inc., dated June 1, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 2005                LIFEPOINT HOSPITALS, INC.

                                   By: /s/  William F. Carpenter III
                                       -----------------------------------------
                                       William F. Carpenter III
                                       Executive Vice President, General Counsel
                                       and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number     Description
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99         Press Release of LifePoint Hospitals, Inc., dated June 1, 2005

                                Page 4 of 4 pages